SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the  Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                            FFD FINANCIAL CORPORATION
                   -----------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

        1)    Title of each class of securities to which transaction applies:
              ---------------------------------------------------------------
        2)    Aggregate number of securities to which transaction applies:
              ---------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              ---------------------------------------------------------------
        4)    Proposed maximum aggregate value of transaction:
              ---------------------------------------------------------------
        5)    Total fee paid:
              ---------------------------------------------------------------

[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by Exchange  Act
        Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
              --------------------------------------
         2)   Form, Schedule or Registration Statement No.:
              --------------------------------------
         3)   Filing Party:
              --------------------------------------
         4)   Date Filed:
              --------------------------------------

                            FFD FINANCIAL CORPORATION
                            321 North Wooster Avenue
                                Dover, Ohio 44622
                                 (330) 364-7777

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 2000 Annual Meeting of Shareholders of FFD Financial Corporation ("FFD") will be held at the McDonald/Marlite Conference Center, 143 McDonald Drive SW, New Philadelphia, Ohio 44663, on October 17, 2000 at 1:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.      To elect four directors of FFD for terms expiring in 2000;

2. To ratify the selection of Grant Thornton LLP as the auditors of FFD for the current fiscal year; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of FFD of record at the close of business on August 31, 2000, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                            By Order of the Board of Directors




Dover, Ohio                                 Robert R. Gerber, President
September 12, 2000

                            FFD FINANCIAL CORPORATION
                            321 North Wooster Avenue
                                Dover, Ohio 44622
                                 (330) 364-7777

                                 PROXY STATEMENT


                                     PROXIES

         The enclosed Proxy is being solicited by the Board of Directors of FFD Financial Corporation ("FFD") for use at the 2000 Annual Meeting of Shareholders of FFD to be held at the McDonald/Marlite Conference Center, 143 McDonald Drive SW, New Philadelphia, Ohio 44663, on October 17, 2000, at 1:00 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder executing a later dated proxy which is received by FFD before the Proxy is exercised or by giving notice of revocation to FFD in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

               FOR the reelection of Stephen G. Clinton, Robert R. Gerber, Richard J. Herzig and Enos L. Loader as directors of FFD for terms expiring in 2002; and

               FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of FFD for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of FFD and First Federal Savings Bank of Dover ("First Federal"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. Such Proxies will not be used for any other meeting. The cost of soliciting Proxies will be borne by FFD.

         Only shareholders of record as of the close of business on August 31, 2000 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. FFD's records disclose that, as of the Voting Record Date, there were 1,412,383 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of FFD on or about September 18, 2000.

                                  VOTE REQUIRED

Election of Directors

         Under Ohio law and FFD's Code of Regulations (the "Regulations"), the four nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy. If the accompanying Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the reelection of the four nominees.

Ratification of Selection of Auditors

         The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of FFD for the current fiscal year. The effect of an abstention is the same as a vote against ratification. If the accompanying Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the ratification of the selection of Grant Thornton as auditors.


              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to FFD to own beneficially more than five percent of the outstanding common shares of FFD as of August 31, 2000:


                                              Amount and nature of                   Percent of
Name and address                              beneficial ownership               shares outstanding
----------------                              ---------------------              ------------------
FFD Financial Corporation                         143,042 (1)                          10.13%
   Employee Stock Ownership Plan
1201 Broadway
Quincy, Illinois  62301

Robert R. Gerber                                   74,878 (2)                           5.22%
658 Orchard Avenue N.W.
New Philadelphia, Ohio  44663


---------------------------
(Footnotes on next page)

  (1) Includes 92,214 unallocated shares with respect to which First Bankers Trust Company, N.A. (the "ESOP Trustee"), as the Trustee for the FFD Financial Corporation Employee Stock Ownership Plan (the "ESOP"), has sole voting power. The ESOP Trustee has sole investment power over all 143,042 shares.

  (2) Includes 10,626 shares allocated to Mr. Gerber's ESOP account, with respect to which Mr. Gerber has voting power, 20,940 shares that may be acquired upon the exercise of an option, 1,487 shares which are expected to be earned in the next 60 days and 29,687 shares held by the First Federal Savings Bank of Dover Recognition and Retention Plan Trust (the "RRP") with regard to which Mr. Gerber has shared voting power as Trustee.

         The following table sets forth certain information with respect to the number of common shares of FFD beneficially owned by each director of FFD and by all directors and executive officers of FFD as a group as of August 31, 2000:


                                       Amount and nature of beneficial ownership
                                       Sole voting and         Shared voting and            Percent of
Name and address (1)                  investment power          investment power        shares outstanding
--------------------                  ----------------          ----------------        ------------------
Stephen G. Clinton                         12,720 (2)               31,537 (3)                  3.12%
Robert R. Gerber                           40,191 (4)(5)            34,687 (3)                  5.22
J. Richard Gray                             7,900 (2)               22,070                      2.11
Richard J. Herzig                          22,470 (2)                   --                      1.58
Enos L. Loader                              2,895                       --                      0.20
Roy O. Mitchell, Jr.                       10,470 (2)               14,000                      1.72
Robert D. Sensel                           19,970 (2)               10,000                      2.11
All directors and executive
  officers of FFD as a group
  (8 people)                              125,413 (6)               76,880 (7)                 13.74

-----------------------------

(1) Each of the persons listed on this table may be contacted at the address of FFD.

(2) This number includes 7,156 shares that may be acquired upon the exercise of options awarded pursuant to the FFD Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan") and 744 shares which are expected to be earned in the next 60 days pursuant to the RRP.

(3) This number includes 29,687 shares held by the RRP Trust with regard to which Messrs. Clinton and Gerber have shared voting power as Trustees of the RRP.

(4) This number includes 20,940 shares that may be acquired upon the exercise of an option awarded pursuant to the Stock Option Plan and 1,487 shares which are expected to be earned in the next 60 days pursuant to the RRP.

(Footnotes continued on next page)

(5) This number includes 10,626 shares allocated to Mr. Gerber's ESOP account, with respect to which Mr. Gerber has voting power.

(6) This number includes 59,505 shares that may be acquired upon the exercise of options awarded pursuant to the Stock Option Plan and 5,727 shares that are expected to be earned in the next 60 days pursuant to the RRP.

(7) The 29,687 shares held by the RRP Trust (including the shares held by the RRP Trust but expected to be earned and distributed in the next 60 days, which are also included in the numbers of shares held with sole voting and investment power) are reflected in each Trustee's amount but counted only once in the amount beneficially owned by all directors and executive officers of FFD as a group.


                               BOARD OF DIRECTORS

Election of Directors

         FFD's Regulations provide for a Board of Directors consisting of seven persons divided into two classes. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of FFD by the later of the July 31st immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of FFD owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

         Each of the directors of FFD is also a director of First Federal. Messrs. Clinton, Gerber, Gray, Herzig, Mitchell and Sensel became directors of FFD in connection with the conversion of FFD from mutual to stock form (the "Conversion") and the formation of FFD as the holding company for First Federal. Mr. Loader was appointed to the boards of FFD and First Federal effective June 1, 1998, to fill vacancies created when the size of the boards was changed from six to seven members.

         The Board of Directors proposes the reelection of the following persons to serve as directors of FFD until the annual meeting of shareholders in 2002 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

Name                           Age (1)        Position(s) held            Director of FED since      Term expires
----                           -------        ----------------            ---------------------      ------------
Stephen G. Clinton                47          Director                            1995                   2001
Robert R. Gerber                  51          Director and President              1995                   2001
Richard J. Herzig                 75          Director                            1995                   2001
Enos L. Loader                    62          Director                            1998                   2001

-------------------------

(1)      As of August 31, 2000.


         If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         The following directors will continue to serve after the Annual Meeting for the terms indicated:

Name                   Age (1)       Position(s) held       Director of FFD since      Term expires
----                   -------       ----------------       ---------------------      ------------
J. Richard Gray           73         Director                        1995                  2001
Roy O. Mitchell, Jr.      73         Director                        1995                  2001
Robert D. Sensel          55         Director                        1995                  2001

------------------------

(1)      As of August 31, 2000.


     Stephen G. Clinton is a principal of Tucker Anthony Capital Markets, an investment banking firm headquartered in Boston, Massachusetts, providing assistance to financial institutions in their implementation of capital strategies. Prior to joining Tucker Anthony in 1997, Mr. Clinton was for seven years the President of National Capital Companies, LLC, an investment banking firm.

     J. Richard Gray has been employed by Hanhart Agency, Inc., an insurance agency in Dover, since 1951. Mr. Gray has served as that company's Chairman for the past three years.

     Robert R. Gerber has served as President of First Federal since 1992. From 1984 to 1992, Mr. Gerber was a loan officer and the Secretary of First Federal.

     Richard J. Herzig is the Chairman and retired President of Toland-Herzig Funeral Homes, Inc., located in Dover, Ohio.

     Enos L. Loader was employed by Bank One Dover N.A. for 38 years, retiring in 1998 as Executive Vice President and Chief Operating Officer. He currently provides business financial consulting to several firms.

     Roy O. Mitchell, Jr. served as Managing Officer of First Federal from 1967 until his retirement from First Federal in 1992.

     Robert D. Sensel has been President and Chief Executive Officer of Dover Hydraulics, Inc., Dover, Ohio, since 1984. Dover Hydraulics is involved in the manufacture, repair and distribution of hydraulic cylinders and components for the steel, construction and mining industries.

Meetings of Directors

         The Board of Directors of FFD met 17 times for regularly scheduled and special meetings during the fiscal year ended June 30, 2000.

         Each director of FFD is also a director of First Federal. The Board of Directors of First Federal met 13 times for regularly scheduled and special meetings during the fiscal year ended June 30, 2000.

Committees of Directors

         The Board of Directors of FFD has an Audit Committee and a Stock Option Committee. The full Board of Directors serves as a nominating committee.

         The Audit Committee is responsible for selecting and recommending to the Board of Directors a firm to serve as auditors for FFD and reviewing the report prepared by the auditors. All six of the non-employee directors serve on the Committee. The Audit Committee met once during the fiscal year ended June 30, 2000.

         The Stock Option Committee is responsible for administering the Stock Option Plan, including interpreting the Stock Option Plan and granting options pursuant to its terms. The members of the Stock Option Committee are Directors Gerber, Gray, Herzig, Mitchell and Sensel. The Stock Option Committee met three times during the fiscal year ended June 30, 2000.

         The Board of Directors of First Federal has an Executive Committee and an RRP Committee.

         The Executive Committee functions primarily as a loan approval committee for loans that exceed management approval authority, although it is authorized to act on other matters. Any three members of the board may serve as the Executive Committee. The Executive Committee met 15 times during the fiscal year ended June 30, 2000.

         The RRP Committee administers the RRP and recommends awards thereunder, subject to the approval of the full Board of Directors. The members of the RRP Committee are Directors Gerber, Gray, Herzig, Mitchell and Sensel. The RRP Committee met three times during the fiscal year ended June 30, 2000.


                               EXECUTIVE OFFICERS

     Mr. Gerber is the President of both FFD and First Federal. Shirley A. Wallick is the Treasurer and the Secretary of First Federal and FFD. She is responsible for personnel records and bookkeeping. Ms. Wallick, who is 55, has been an employee of First Federal since December 1982.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

         The following table sets forth the compensation paid to Robert R. Gerber, who is the President of FFD and First Federal, for the fiscal years ended June 30, 2000, and 1998. No other executive officer of FFD or First Federal earned salary and bonus in excess of $100,000 during such periods.

                           Summary Compensation Table

                                   ---------------------------------------------------------------------------------------------
                                                                                                                All Other
                                    Annual Compensation(1)               Long term Compensation               Compensation
                                   ---------------------------------------------------------------------

Name and                Year       Salary ($)      Bonus ($)                     Awards
Principal                                                      -----------------------------------------
Position                                                       Restricted Stock    Securities Underlying
                                                                  Awards ($)         Options/SARs (#)
--------------------------------------------------------------------------------------------------------------------------------
Robert R. Gerber        2000          $89,000        $6,500            -                   -                   $32,362 (2)
President               1999          $89,000             -            -                   -                   $50,193 (3)
                        1998          $87,500        $5,400            -                   -                   $62,486 (4)

-------------------------

(1) Does not include amounts attributable to other miscellaneous benefits received by Mr. Gerber, the cost of which was less than 10% of his compensation.

(2) Consists of the aggregate value at the date of allocation of 2,942 shares allocated to Mr. Gerber's ESOP account.

(Footnotes continued on next page)

(3) Consists of the aggregate value at the date of allocation of 3,718 shares allocated to Mr. Gerber's ESOP account.

(4) Consists of the aggregate value at the date of allocation of 3,423.89 shares allocated to Mr. Gerber's ESOP account.

Stock Option Plan

         At the 1996 Annual Meeting of Shareholders, the shareholders of FFD adopted the Stock Option Plan. Under the Stock Option Plan, 145,475 shares have been reserved for issuance by FFD upon exercise of options to be granted to certain directors, officers and employees of FFD and First Federal from time to time under the Stock Option Plan.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Gerber at June 30, 2000:


                                Aggregated Option/SAR Exercises in Last Fiscal Year and 6/30/00 Option/SAR Values
                                                                     Number of Securities            Value of Unexercised
                            Shares                                  Underlying Unexercised         "In The Money" Options/
                          Acquired on            Value            Options/SARs at 6/30/00(#)        SARs at 6/30/00($)(1)
Name                      Exercise(#)         Realized($)          Exercisable/Unexercisable       Exercisable/Unexercisable
----                     ------------         -----------         --------------------------       -------------------------
Robert R. Gerber              -0-                N/A                   15,705/10,469                    $5,654/$3,769

---------------------------

(1) For purposes of this table, the value of the option was determined by multiplying the number of shares subject to unexercised options by the difference between the $9.14 exercise price and the fair market value of FFD's common shares, which was $9.50 on June 30, 2000, based on the closing bid price reported by Nasdaq.

Recognition and Retention Plan

         At the 1996 Annual Meeting of Shareholders, the shareholders of FFD adopted the RRP. With funds contributed by First Federal, the RRP has purchased 50,245 common shares of FFD, 29,300 of which have been awarded and not forfeited. Unless the RRP Committee specifically states to the contrary at the time of an award of shares, one-fifth of such shares will be earned and non-forfeitable on each of the first five anniversaries of the date of the award.

Employee Stock Ownership Plan

         FFD has established the ESOP for the benefit of employees of FFD and its subsidiaries, including First Federal, who are age 21 or older and who have completed at least one year of service with FFD and its subsidiaries. The ESOP provides an ownership interest in the Company to all eligible full-time employees of the Company. The ESOP trust borrowed funds from the Company with which it acquired 116,380 of the common shares sold in the Conversion.

         Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Except for participants who retire, become disabled or die during a plan year, all other participants must have completed at least 1,000 hours of service in order to receive an allocation. Benefits become fully vested after five years of service.

Director Compensation

         Each director who is not an executive officer of FFD receives a fee of $300 per regular meeting attended and $50 per special meeting attended. Each director who is not an executive officer of First Federal receives a fee of $700 per regular meeting attended and $50 per special meeting attended. In addition, directors who are not executive officers of either FFD or First Federal receive a fee of $25 per committee meeting attended.


                              CERTAIN TRANSACTIONS

         First Federal makes loans to executive officers and directors in the ordinary course of business. Although First Federal may make loans to such persons on terms more favorable than those offered to persons not affiliated with First Federal, all amounts owed by directors or executive officers in excess of $60,000 during the last two fiscal years were owed pursuant to loans made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, did not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.


                              SELECTION OF AUDITORS

         The Board of Directors has selected Grant Thornton LLP as the auditors of FFD for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         If a qualified shareholder of FFD intends to submit a proposal to be considered for inclusion in FFD's form of Proxy and in FFD's Proxy Statement (the "Proxy Materials") for the 2001 Annual Meeting of Shareholders (the "2001 Annual Meeting"), such proposal must be received by the Company no later than May 15, 2001. If a shareholder intends to present a proposal at the 2001 Annual Meeting and the proposal was not included in the Proxy Materials, then the proxies designated by the Board of Directors of FFD for the 2001 Annual Meeting of Shareholders of FFD will still be entitled to vote in their discretion on such proposal despite the exclusion of any discussion of the matter in the Proxy Materials if the proposal is not received by FFD before July 29, 2001.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                            By Order of the Board of Directors




Dover, Ohio                                 Robert R. Gerber, President
September 12, 2000

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            FFD FINANCIAL CORPORATION

          FFD FINANCIAL CORPORATION 2000 ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 17, 2000

         The undersigned shareholder of FFD Financial Corporation ("FFD") hereby constitutes and appoints J. Richard Gray and Roy O. Mitchell, Jr., or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the 2000 Annual Meeting of Shareholders of FFD to be held at the McDonald/Marlite Conference Center, 143 McDonald Drive SW, New Philadelphia, Ohio 44663, at 1:00 p.m. local time (the "Annual Meeting"), all of the shares of FFD which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy
Statement:

1.   The election of four directors:

      [   ]   FOR all nominees                    [   ]   WITHHOLD authority to
              listed below                                vote for all nominees
              (except as marked to the                    listed below:
                 contrary below):

                               Stephen G. Clinton
                                Robert R. Gerber
                                Richard J. Herzig
                                 Enos L. Loader

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-------------------------------------------------------------------------------

2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of FFD for the current fiscal year.


        [   ]   FOR               [   ]   AGAINST               [   ]   ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         IMPORTANT: Please sign and date this Proxy on the reverse side.



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

         The Board of Directors recommends a vote "FOR" the nominees and the proposals listed above.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2000 Annual Meeting of Shareholders of FFD and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------                ------------------------------
Signature                                            Signature


----------------------------                ------------------------------
Print or Type Name                                   Print or Type Name


Dated: _____________________                Dated: _______________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.


















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